Exhibit 2

SHAREHOLDERS VOTING AGREEMENT

       SHAREHOLDERS VOTING AGREEMENT, dated as of November 6, 1999 (the “Agreement”), among Titan Holdings, Inc., a Delaware corporation (“Buyer”), Titan Acquisition Corporation, a Michigan corporation (“Merger Sub”), and the shareholders of Autocam Corporation, a Michigan corporation (“Target”), whose names appear on Schedule I hereto (collectively, the “Shareholders”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

WITNESSETH:

      WHEREAS, contemporaneously with the execution and delivery of this Agreement, Buyer, Merger Sub and Target are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides for, upon the terms and subject to the conditions set forth therein, the merger of Merger Sub with and into Target (the “Merger”), with Target surviving the Merger as a wholly owned subsidiary of Buyer;

      WHEREAS, as of the date hereof, each Shareholder (a) owns (beneficially and of record) the number of shares of Target Common Stock (the “Shares”) set forth opposite such Shareholder’s name on Schedule I hereto (all Shares so owned and any Shares that may hereafter be acquired by such Shareholder prior to the termination of this Agreement, whether upon the exercise of options or by means of purchase, dividend, distribution or otherwise, being referred to herein as such Shareholder’s “Owned Shares”) and (b) holds options outstanding under Target’s Stock Option Plans to purchase the number of Shares set forth opposite such Shareholder’s name on Schedule I hereto (“Option Shares”);

      WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Merger Sub has required that the Shareholders enter into this Agreement; and

      WHEREAS, in order to induce Merger Sub to enter into the Merger Agreement, the Shareholders are willing to enter into this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Merger Sub and each of the Shareholders, severally and not jointly, hereby agree as follows:

ARTICLE I.

TRANSFER AND VOTING OF SHARES;

AND OTHER COVENANTS OF THE SHAREHOLDERS

      SECTION 1.1.  Voting of Shares. From the date hereof until the termination of this Agreement pursuant to Section 4.2 hereof (the “Term”), at any meeting of the shareholders of Target, however called, and in any action by consent of the shareholders of Target, each Shareholder shall vote its Owned Shares (a) in favor of the Merger and the Merger Agreement (as amended from time to time), (b) against any proposal for a Third Party Acquisition and against any proposal for action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Target under the Merger Agreement or which is reasonably likely to result in any of the conditions of Target’s obligations under the Merger Agreement not being fulfilled, any change in the directors of Target, any change in the present capitalization of Target or any amendment to Target’s Articles of Incorporation or Bylaws, any other material change in Target’s corporate structure or business, or any other proposal to be considered by Target’s stockholders that would reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Merger Agreement or the likelihood of such transactions being consummated and (c) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement that is considered at any such meeting of shareholders and in connection therewith to execute any documents that are necessary or appropriate in order to effectuate the foregoing, including the ability for Merger Sub or its nominees to vote such Owned Shares directly.

      SECTION 1.2.  No Inconsistent Arrangements. Except as contemplated by this Agreement and the Merger Agreement, each Shareholder shall not during the Term (a) transfer (which term shall include, without limitation, any sale, assignment, gift, pledge, hypothecation or other disposition), or consent to any transfer of, any or all of such Shareholder’s Owned Shares or any interest therein, or create or, except as set forth on Section 5.2 of the Target Disclosure Schedule to the Merger Agreement, permit to exist any Encumbrance (as defined in Section 3.3 below) on such Owned Shares, (b) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Owned Shares or any interest therein, (c) grant any proxy, power-of-attorney or other authorization in or with respect to such Owned Shares, (d) deposit such Owned Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Owned Shares, or (e) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

      SECTION 1.3.  Proxy. Each Shareholder hereby revokes any and all prior proxies or powers of attorney in respect of any of such Shareholder’s Owned Shares and constitutes and appoints Merger Sub, or any nominee of Merger Sub, with full power of substitution and resubstitution, at any time during the Term, as its true and lawful attorney and proxy (its “Proxy”), for and in its name, place and stead, to demand that the Secretary of Target call a special meeting of the shareholders of Target for the purpose of considering any matter referred to in Section 1.1 (if permitted under Target’s Articles of Incorporation or Bylaws) and to vote each of such Owned Shares as its Proxy, at every annual, special, adjourned or postponed meeting of the Shareholders of Target, including the right to sign its name (as shareholder) to any consent, certificate or other document relating to Target that the MBCA may permit or require as provided in Section 1.1.

      THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST THROUGHOUT THE TERM.

      SECTION 1.4.  Waiver of Appraisal Rights. Each Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger.

      SECTION 1.5.  Stop Transfer. Each Shareholder shall not request that Target register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Shareholder’s Owned Shares, unless such transfer is made in compliance with this Agreement (including the provisions of Article II hereof).

      SECTION 1.6.  No Solicitation. During the Term, except as permitted under Section 7.3 of the Merger Agreement, each Shareholder shall not, nor shall it permit or authorize any of its officers, directors, employees, agents or representatives (collectively, the “Representatives”) to, (a) solicit or initiate, or encourage, directly or indirectly, any inquiries regarding or the submission of, any proposal for a Third Party Acquisition, (b) participate in any discussions or negotiations regarding, or furnish to any Person any information or data with respect to, or take any other action to knowingly facilitate the making of any proposal that constitutes, or may reasonably be expected to lead to, any proposal for a Third Party Acquisition or (c) enter into any agreement with respect to any proposal for a Third Party Acquisition or approve or resolve to approve any proposal for a Third Party Acquisition. Upon execution of this Agreement, except as permitted under Section 7.3 of the Merger Agreement, each Shareholder shall, and it shall cause its Representatives to, immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. Except as permitted under Section 7.3 of the Merger Agreement, each Shareholder will promptly notify Merger Sub of the existence of any proposal, discussion, negotiation or inquiry received by such Shareholder, and each Shareholder will immediately communicate to Merger Sub the terms of any proposal, discussion, negotiation or inquiry which it may receive (and will promptly provide to Merger Sub copies of any written materials received by it in connection with such proposal, discussion, negotiation or inquiry) and the identity of the Person making such proposal or inquiry or engaging in such discussion or negotiation.

      SECTION 1.7.  Disclosure. Each Shareholder hereby authorizes Target, Buyer and Merger Sub to publish and disclose in the Proxy Statement (including all documents and schedules filed with the SEC), its identity and ownership of the Shares and the nature of its commitments, arrangements and understandings under this Agreement.

      SECTION 1.8.  Ancillary Agreements. Each Shareholder hereby agrees to execute any other agreements or documents required by the terms of the Merger Agreement to effectuate the transactions contemplated thereby. In particular, John C. Kennedy agrees to execute and deliver the employment agreement substantially in the form of Exhibit E attached to the Merger Agreement, the noncompetition agreement substantially in the form of Exhibit F attached to the Merger Agreement and the securityholders agreement substantially in the form of Exhibit G attached to the Merger Agreement. John C. Kennedy further agrees to perform the obligations of the Principal Stockholder under Section 4.2(c) of the Merger Agreement.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

      Each Shareholder hereby represents and warrants to Buyer and Merger Sub as follows:

      SECTION 2.1.  Due Authorization, etc. Such Shareholder has all requisite power and authority to execute, deliver and perform this Agreement, to appoint Merger Sub as its Proxy and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the appointment of Merger Sub as Shareholder’s Proxy and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Shareholder. This Agreement has been duly executed and delivered by or on behalf of such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Shareholder is trustee whose consent is required for the execution and delivery of this Agreement of the consummation by such Shareholder of the transactions contemplated hereby.

      SECTION 2.2.  No Conflicts; Required Filings and Consents.

      (a)  The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder will not, (i) conflict with or violate any trust agreement or other similar documents relating to any trust of which such Shareholder is trustee, (ii) conflict with or violate any law applicable to such Shareholder or by which such Shareholder or any of such Shareholder’s properties is bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any assets of such Shareholder, including, without limitation, such Shareholder’s Owned Shares, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such

Shareholder or any of such Shareholder’s assets is bound or affected, except, in the case of clauses (ii) and (iii), for any such breaches, defaults or other occurrences that would not prevent or delay the performance by such Shareholder of such Shareholder’s obligations under this Agreement.

      (b)  The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority (other than any necessary filing under the HSR Act or approvals or consents required under applicable foreign antitrust or competition laws or the Exchange Act), domestic or foreign, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Shareholder of such Shareholder’s obligations under this Agreement.

      SECTION 2.3.  Title to Shares. Such Shareholder is the sole record and beneficial owner of its Owned Shares, free and clear of any pledge, lien, security interest, mortgage, charge, claim, equity, option, proxy, voting restriction, voting trust or agreement, understanding, arrangement, right of first refusal, limitation on disposition, adverse claim of ownership or use or encumbrance of any kind (“Encumbrances”), other than as set forth on Section 5.2 of the Target Disclosure Schedule to the Merger Agreement and other than restrictions imposed by the securities laws or pursuant to this Agreement and the Merger Agreement.

      SECTION 2.4.  No Finder’s Fees. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder. Such Shareholder, on behalf of itself and its affiliates, hereby acknowledges that it is not entitled to receive any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby or by the Merger Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGER SUB

      Each of Buyer and Merger Sub hereby represents and warrants to the Shareholders as follows:

      SECTION 3.1.  Due Organization, Authorization, etc. Each of Buyer and Merger Sub is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of Buyer and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by each of Buyer and Merger Sub have been duly authorized by all necessary corporate action on the part of Buyer and Merger Sub. This Agreement has been duly executed and delivered by each of Buyer and Merger Sub and constitutes a legal, valid and binding obligation, enforceable against each of Buyer and Merger Sub in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought.

ARTICLE IV.

MISCELLANEOUS

      SECTION 4.1.  Definitions. Terms used but not otherwise defined in this Agreement have the meanings ascribed to such terms in the Merger Agreement.

      SECTION 4.2.  Termination. This Agreement, and the Proxy, shall terminate and be of no further force and effect upon the termination of the Merger Agreement pursuant to the occurrence of any of the events set forth in Section 10.1 of the Merger Agreement.

      SECTION 4.3.  Further Assurance. From time to time, at another party’s request and without consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transaction contemplated by this Agreement.

      SECTION 4.4.  Certain Events. Each Shareholder agrees that this Agreement and such Shareholder’s obligations hereunder shall attach to such Shareholder’s Owned Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Owned Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Shareholder’s heirs, guardians, administrators, or successors. Notwithstanding any transfer of Owned Shares, the transferor shall remain liable for the performance of all its obligations under this Agreement.

      SECTION 4.5.  No Waiver. The failure of any party hereto to exercise any right, power, or remedy provided under this agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

      SECTION 4.6.  Specific Performance. Each Shareholder acknowledges that if such Shareholder fails to perform any of its obligations under this Agreement immediate and irreparable harm or injury would be caused to Buyer and Merger Sub for which money damages would not be an adequate remedy. In such event, each Shareholder agrees that Buyer and Merger Sub shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, if Buyer or Merger Sub should institute an action or proceeding seeking specific enforcement of the provisions hereof, each Shareholder hereby waives the claim or defense that Buyer or Merger Sub has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. Each Shareholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

      SECTION 4.7.  Notice. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made (a) as of the date delivered or sent by facsimile if delivered personally or by facsimile, and (b) on the third business day after deposit in the U.S. mail, if mailed by registered or certified mail (postage prepaid, return receipt requested), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

(i) If to Buyer or Merger Sub: Titan Holdings, Inc.

Titan Acquisition Corporation
c/o Aurora Capital Group
10877 Wilshire Boulevard, Suite 2100
Los Angeles, California 90024
Telecopier No.: (310) 277-5591
Attention: Richard K. Roeder

with a copy to: Gibson, Dunn & Crutcher LLP

333 South Grand Avenue
Los Angeles, California 90071
Telecopier No.: (213) 229-6979
Attention: Bruce D. Meyer

(ii) If to a Shareholder, at the address set forth below such Shareholder’s name on Schedule I hereto.

      SECTION 4.8.  Expenses. Except as otherwise expressly set forth herein, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

      SECTION 4.9.  Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      SECTION 4.10.  Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.

      SECTION 4.11.  Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement and supersede any and all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and this Agreement is not intended to confer upon any other person any rights or remedies hereunder.

      SECTION 4.12.  Assignment. This Agreement shall not be assigned by operation of law or otherwise.

      SECTION 4.13.  Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Michigan applicable to contracts executed in and to be performed entirely within that State.

      SECTION 4.14.  Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

      SECTION 4.15.  Waiver. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other parties hereto with any of their agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only as against such party and only if set forth in an instrument in writing signed by such party. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

      SECTION 4.16.  Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

      SECTION 4.17.  Exercise of Options. Upon the request of Buyer and Merger Sub, each Shareholder will exercise all stock options under Target’s Stock Option Plans (to the extent exercisable) and other rights with respect thereto (including conversion or exchange rights) beneficially owned by such Shareholder and will vote such Shares in favor of the Merger as required by this Agreement.

      IN WITNESS WHEREOF, Buyer, Merger Sub and the Shareholders have caused this Agreement to be executed as of the date first written above.

TITAN HOLDINGS, INC.

By:	/s/ Richard K. Roeder

Name:	Richard K. Roeder

Title:	President

TITAN ACQUISITION CORPORATION

By:	/s/ Richard K. Roeder

Name:	Richard K. Roeder

Title:	President

/s/ John C. Kennedy

John C. Kennedy

THE JOHN C. KENNEDY III AND NANCY G.

KENNEDY FAMILY FOUNDATION

/s/ John C. Kennedy

John C. Kennedy, Trustee

/s/ Nancy G. Kennedy

Nancy G. Kennedy, Trustee

JOHN C. KENNEDY IRA ACCOUNT

/s/ John C. Kennedy

John C. Kennedy

NANCY G. KENNEDY IRA ACCOUNT

/s/ Nancy G. Kennedy

Nancy G. Kennedy

Schedule I

	Number of	Number of
Name and Address of Shareholder	Owned Shares	Option Shares

John C. Kennedy	3,782,478	9,450
4610 Bradford Street NE
Grand Rapids Township, MI 49546

John C. Kennedy III & Nancy G. Kennedy Family Foundation	11,316	04610
Bradford Street NE
Grand Rapids Township, MI 49546

John C. Kennedy IRA Account	1,737	0
4610 Bradford Street NE
Grand Rapids Township, MI 49546

Nancy G. Kennedy IRA Account	4,450	0
4610 Bradford Street NE
Grand Rapids Township, MI 49546